Exhibit 32.1



                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Golden Dragon Holding Co. for the quarter ended June 30, 2011, I, David J. Cutler, Principal Executive & Accounting Officer of Golden Dragon Holding Co., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

     a) such Quarterly Report on Form 10-Q of Golden Dragon Holding Co. for the quarter ended June 30, 2011, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     b) the information contained in such Quarterly Report on Form 10-Q of Golden Dragon Holding Co. for the quarter ended June 30, 2011, fairly presents, in all material respects, the financial condition and results of operations of Concord Ventures, Inc.


Date:  July 22, 2011
                                        /s/ David J. Cutler
                                        ---------------------------------
                                        David J. Cutler, Chief Executive Officer
                                        and Chief Financial Officer
                                        (Principal Executive and Accounting
                                        Officer)




This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.